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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) - December 30, 1996



                            MELLON BANK CORPORATION
              (Exact name of registrant as specified in charter)





        Pennsylvania                1-7410                       25-1233834
(State or other jurisdiction     (Commission                  (I.R.S. Employer
     of incorporation)           File Number)                Identification No.)



                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania                 15258
                   (Address of principal executive offices)       (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENTS

         By press release dated December 30, 1996, Mellon Bank Corporation (the "Corporation") and Buck Consultants, Inc. announced that they have signed a letter of intent for the Corporation's acquisition of Buck Consultants, a leading global benefits consulting firm.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number   Description

99.1 Mellon Bank Corporation Press Release, dated December 30, 1996, announcing the matter referenced in Item 5 above.

                            MELLON BANK CORPORATION


Date: January 2, 1997       By:  CARL KRASIK
                                 Carl Krasik
                                 Associate General Counsel &
                                 Secretary
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                                 EXHIBIT INDEX



Number   Description                                    Method of Filing


99.1     Press Release dated December 30, 1996          Filed herewith